UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 18, 2013 (July 12, 2013)

RMG NETWORKS HOLDING CORPORATION

 (Exact Name of Registrant as Specified in Charter)

Delaware	001-35534	27-4452594
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

500 North Central Expressway Suite 175 Plano, TX	75074
(Address of Principal Executive Offices)	(Zip Code)

(972) 543-9300

 (Registrant’s telephone number, including area code)

SCG Financial Acquisition Corp.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[_]

Written communications pursuant to Rule 425 under the Securities Act

[_]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[_]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01.     Entry into a Material Definitive Agreement.

As discussed in Item 5.07 below, on July 12, 2013 at the annual meeting of stockholders (the “Annual Meeting”) of RMG Networks Holding Corporation (the “Company”), the Company’s stockholders approved the Company’s 2013 Equity Incentive Plan (the “2013 Equity Plan”). A description of the material terms of the 2013 Equity Plan, as well as a copy of the 2013 Equity Plan, were included in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on June 21, 2013 (the “Proxy Statement”). The foregoing is qualified in its entirety by reference to the 2013 Equity Plan previously filed by the Company as Appendix B to the Proxy Statement, which is incorporated herein by reference.

Item 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As discussed in Item 5.07 below, on July 12, 2013 at the Annual Meeting, the Company’s stockholders approved the amendment and restatement of the Company’s Amended and Restated Certificate of Incorporation to (1) change the name of the company from SCG Financial Acquisition Corp. to RMG Networks Holding Corporation and (2) remove certain language related to the Company’s earlier status as a special purpose acquisition company. The amendment and restatement became effective upon the filing of an Amended and Restated Certificate of Incorporation (the “Restated Charter”) with the Secretary of State of the State of Delaware on July 12, 2013. The foregoing is qualified in its entirety by reference to the Restated Charter, which is filed herewith as Exhibit 3.1 and incorporated herein by reference.

Item 5.07.     Submission of Matters to a Vote of Security Holders.

At the Annual Meeting held on July 12, 2013, the Company’s stockholders (1) approved the Restated Charter, (2) approved the 2013 Equity Plan, (3) elected each of the two nominees for class I directors for a three-year term expiring in 2016, (4) ratified the appointment of Baker Tilly Virchow Krause, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013, (5) approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as described in the Proxy Statement, (6) recommended, on a non-binding, advisory basis, that future stockholder advisory votes on the compensation of the Company’s named executive officers take place every three years, and (7) authorized the Company’s board of directors to adjourn and postpone the Annual Meeting to a later date or dates, if necessary. The final voting results for each proposal submitted to a vote are set forth below:

PROPOSAL 1:     Approval of an amendment and restatement of the Company’s Amended and Restated Certificate of Incorporation to (i) change the name of the Company to “RMG Networks Holding Corporation” and (ii) remove certain language therefrom related to the Company’s earlier status as a special purpose acquisition company.

Votes For	Votes Against	Abstentions
4,943,149	0	0

PROPOSAL 2:     Approval of the Company’s 2013 Equity Incentive Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,902,806	10,900	110	29,323

PROPOSAL 3:     Election of Class I Directors.

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Gregory H. Sachs	4,913,216	510	0	29,323
Jonathan Trutter	4,913,116	610	0	29,323

PROPOSAL 4:     Approval of the ratification of Baker Tilly Virchow Krause, LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2013.

Votes For	Votes Against	Abstentions
4,941,684	1,465	0

PROPOSAL 5:     Approval, by non-binding advisory vote, of the compensation of the named executive officers (“Say on Pay”).

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,912,416	1,200	210	29,323

PROPOSAL 6:     Approval, by non-binding advisory vote, of the frequency of future Say on Pay votes.

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
11,420	802	4,901,604	0	29,323

PROPOSAL 7:     Approval to authorize the Board of Directors to adjourn and postpone the annual meeting to a later date or dates.

Votes For	Votes Against	Abstentions
4,930,974	10,700	1,475

Item 8.01.     Other Events.

Effective as of July 17, 2013, the ticker symbols for the Company’s Units and Warrants on the over-the-counter bulletin board changed to “RMGNU” and “RMGNW,” respectively.

Item 9.01.     Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation, filed with the Secretary of State of the State of Delaware on July 12, 2013.
10.1	2013 Equity Incentive Plan (incorporated by reference to the exhibit previously filed by the Registrant as Appendix B to the Definitive Schedule 14A Proxy Statement on June 21, 2013).

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: July 18, 2013

RMG NETWORKS HOLDING CORPORATION

By:  /s/ William G. Cole

Name: William G. Cole

Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation, filed with the Secretary of State of the State of Delaware on July 12, 2013.
10.1	2013 Equity Incentive Plan (incorporated by reference to the exhibit previously filed by the Registrant as Appendix B to the Definitive Schedule 14A Proxy Statement on June 21, 2013).